UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

SMARTHEAT INC.

(Name of Registrant as Specified In Its Charter)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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SMARTHEAT INC.

60 East Ren-Min Road
Da-Chai Dan Town
Xai Xi County, Qing Hai Province 8100000

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

To Our Stockholders:

This Information Statement is first being mailed on or about October ___, 2019 to the holders of record of the outstanding common stock, $0.001 par value per share (the “Common Stock”) of SmartHeat Inc., a Nevada corporation (the “Company,” “we,” “us,” or “our”), as of the close of business on September 16, 2019 (the “Record Date”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This Information Statement is being furnished on behalf of the Company’s Board of Directors (the “Board” and each member a “Director”) to inform our stockholders of the following actions to be taken by the Company, which actions have been approved by the written consent (“Written Consent”) of the holders of our outstanding capital stock (the “Majority Stockholders”) having a majority of the voting power:

The Written Consent:

1.	To amend the Company’s Articles of Incorporation to change the name of the Company from Smartheat, Inc. to Lithium & Boron Technology, Inc. (the “Name Change”).

2.

Ratification of the selection of MJF & Associates, as the Company’s independent registered public accounting firm, to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2018.

The Written Consent constitutes the consent of a majority of the total number of shares of outstanding Common Stock and is sufficient under the Nevada Revised Statutes (“NRS”) and the Company’s governing documents and our Bylaws to approve the actions described herein. Accordingly, they are not presently being submitted to our other stockholders for a vote. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the actions described herein will not be implemented until a date at least 20 days after the date on which this Information Statement has been first mailed to the stockholders.

PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTERS DESCRIBED HEREIN PURSUANT TO SECTION 14(C) OF THE EXCHANGE ACT AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C.

By Order of the Board of Directors,

Jimin Zhang Chief Executive Officer

GENERAL INFORMATION

This Information Statement is being first mailed on or about October __, 2019 to stockholders of the Company by the Board of Directors to provide material information regarding corporate actions that have been approved by the Written Consent of the Majority Stockholders.

Only one copy of this Information Statement is being delivered to two or more stockholders who share an address unless we have received contrary instruction from one or more of such stockholders. We will promptly deliver, upon written or oral request, a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered. If you would like to request additional copies of the Information Statement, or if in the future you would like to receive multiple copies of information statements or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct us by writing to the corporate secretary at the Company’s executive offices at the address specified above.

PLEASE NOTE THAT THIS IS NOT A REQUEST FOR YOUR VOTE OR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE MATTERS DESCRIBED HEREIN.

The entire cost of furnishing this Information Statement will be borne by the Company. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them.

AUTHORIZATION BY THE BOARD OF DIRECTORS

AND THE MAJORITY STOCKHOLDERS

Under the NRS and the Company’s Bylaws, any action that can be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if the holders of outstanding stock having not less than the minimum number of votes that will be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted consent to such action in writing. The approval of (1) the Name Change and (2) the ratification of the appointment of MJF & Associates, as the Company’s independent registered public accounting firm, to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2018, require vote the affirmative or written consent of a majority of the issued and outstanding shares of Common Stock. Each Stockholder is entitled to one vote per share of Common Stock held of record on any matter which may properly come before the stockholders.

On the Record Date, the Company had 185,968,370 shares of Common Stock issued and outstanding with the holders thereof being entitled to cast one vote per share.

On September 16, 2019, the Majority Stockholders unanimously adopted resolutions approving the (1) the Name Change and (2) the appointment of MJF & Associates, as the Company’s independent registered public accounting firm, to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2018.

CONSENTING STOCKHOLDERS

On September 16, 2019, the Majority Stockholders being the record holders of 171,055,312 shares of our Common Stock, constituting approximately 91% of the issued and outstanding shares of our Common Stock, consented in writing to approve, (1) the Name Change and (2) ratify the appointment of MJF & Associates, as the Company’s independent registered public accounting firm, to audit the consolidated financial statements of the Company and its subsidiaries for the fiscal year ending December 31, 2018 (together, the “Stockholder Actions”).

We are not seeking written consent from any other stockholders, and the other stockholders will not be given an opportunity to vote with respect to the foregoing Stockholder Actions. All necessary corporate approvals have been obtained. This Information Statement is furnished solely for the purposes of advising stockholders of the action taken by Written Consent and giving stockholders notice of such actions taken as required by the Exchange Act.

As the Stockholder Actions were taken by Written Consent, there will be no security holders’ meeting and representatives of the principal accountants for the current year and for the most recently completed fiscal year will not have the opportunity to make a statement if they desire to do so and will not be available to respond to appropriate questions from our stockholders.

ACTION ONE

AMENDMENT TO THE ARTICLES OF INCORPORATION TO

CHANGE THE NAME OF THE CORPORATION

The Name Change

Our Board of Directors (the “Board”) unanimously authorized and approved an amendment to our Articles of Incorporation to change the name of the Company to Lithium & Boron Technology, Inc. (the “Name Change”). On September 16, 2019, the holders of our outstanding capital stock having a majority of the voting power approved, by written consent, the amendment to our Articles of Incorporation to effect the Name Change.

The Purpose and Reason for the Name Change

The Board believes that the Name Change better reflects the nature of the Company’s current business operations.

ACTION TWO

RATIFICATION OF THE APPOINTMENT OF MJF & ASSOCIATES.

AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board has selected, and recommends the approval of the appointment of, MJF & Associates (“MJF”) as our independent public accounting firm for the fiscal year ending December 31, 2018.

Although the appointment of an independent public accounting firm is not required to be submitted to a vote of shareholders, the Board recommended that the appointment be submitted to our shareholders for approval. If our shareholders do not approve the appointment of MJF, the Board will consider the appointment of another independent public accounting firm.

Independent Registered Public Accounting Firm’s Fees

Our Audit Committee appointed MJF as the independent registered certified public accounting firm to audit the books and accounts of our company and our subsidiaries for the fiscal years ending December 31, 2018. MJF has served as our independent auditor since February 16, 2015. The following table presents the aggregate fees billed for professional services rendered by MJF for the years ended December 31, 2017 and 2018.

	2017	2017
Audit Fees	$92,500	$130,000
MJF		$-
	-
Audit-related fees
MJF		-
Tax fees	-	-
All other fees	-	-

In the above table, “audit fees” are fees billed for services provided related to the audit of our annual financial statements, quarterly reviews of our interim financial statements and services normally provided by the independent accountant in connection with statutory and regulatory filings or engagements for those fiscal periods. “Audit-related fees” are fees not included in audit fees that are billed by the independent accountant for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. “Tax fees” are fees billed by the independent accountant for professional services rendered for tax compliance, tax advice and tax planning. “All other fees” are fees billed by the independent accountant for products and services not included in the foregoing categories.

Audit Committee’s Pre-Approval Policy

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent accountants. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has adopted a written policy for the pre-approval of services provided by the independent accountants, under which policy the Audit Committee generally pre-approves services for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. For each proposed service, the independent accountant is required to provide detailed back-up documentation at the time of approval. The Audit Committee may delegate pre-approval authority to one or more of its members. Such a member must report any decisions to the Audit Committee at the next scheduled meeting.

EFFECTIVENESS OF ACTIONS

The Name Change and ratification of the auditor will become effective at least 20 calendar days after the mailing of this Information Statement and, in the case of the Name Change, at such time as the Company files the applicable Certificate of Amendment to its Articles of Incorporation, the form of which is attached hereto as Appendix A, with the Secretary of State of the State of Nevada or at such later time as specified therein.

INFORMATION ON CONSENTING STOCKHOLDERS

As of the Record Date, there were 185,968,370 shares of Common Stock an no shares of our Preferred Stock issued and outstanding. Holders of our Common Stock are entitled to vote together as a single class in matters subject to a vote of our stockholders. Each share of Common Stock entitles the holder thereof to one vote in matters subject to a vote of our stockholders. No other class of voting securities was outstanding as of the Record date.

The consenting stockholders are the beneficial owners of approximately 91% of the voting power of the Company. Pursuant to the NRS, we have obtained the written consent of holders of outstanding stock having not less than the minimum number of votes necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and no consideration was paid for such consent. The consenting stockholders’ names, affiliation with the Company and beneficial ownership as of September 16, 2019 are as follows:

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following sets forth information as of the Record Date, regarding the number of shares of our Common Stock beneficially owned by (i) each person that we know beneficially owns more than 5% of our outstanding Common Stock, (ii) each of our named executive officers, (iii) each of our directors and (iv) all of our named executive officers and directors as a group. The amounts and percentages of our Common Stock beneficially owned are reported on the basis of SEC rules governing the determination of beneficial ownership of securities. Under the SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote or to direct the voting of such security, or “investment power,” which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has the right to acquire beneficial ownership within 60 days through the exercise of any stock option, warrant or other right. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest. Unless otherwise indicated, each of the stockholders named in the table below, or his or her family members, has sole voting and investment power with respect to such shares of our Common Stock. As of the Record Date, there were 185,968,370 shares of our Common Stock issued and outstanding.

Except as otherwise indicated, the address of each of the stockholders listed below is: 60 East Ren-Min Road

Da-Chai Dan Town, Xai Xi County, Qing Hai Province, 8100000:

Name of beneficial owner	Number of shares		Percent of class
5% Shareholders
Northtech Holdings Inc. Mill Mall 5, Wickhams Cay 1 P.O. Box 3085 Road Town, Tortola British Virgin Islands	46,456,488	(1)	24.98%

Directors and Named Executive Officers
Mr. Mao Zhang	83,836,959	(2)	45.08%
Mr. Jimin Zhang	65,053,341	(3)	34.98%
Mr. Jian Zhang	22,165,012		11.92%
Mr. Xing Hai Li	0
Mr. Liguo Zhang	0
Kenneth Scipta	50,000		* %

All Directors and Named Executive Officers as a Group (2 Persons)	171,105,312		92.01%

*           Represents less than 1% of shares outstanding.

(1) Mr. Jimin Zhang our Chief Executive Officer and director is the managing director of Northtech Holdings, Inc. and holds the voting power and dispositive power over the shares of our common stock held by Norththech Holdings, Inc.

(2) Includes 3,211,860 shares of our common stock held by Mr. Zhang’s wife Ying Zhao.

(3) Includes 46,456,504 shares of our common stock held by Northtech Holdings Inc.

Audit Committee’s Pre-Approval Policy

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent accountants. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has adopted a written policy for the pre-approval of services provided by the independent accountants, under which policy the Audit Committee generally pre-approves services for up to one year and any pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. In addition, the Audit Committee may also pre-approve particular services on a case-by-case basis. For each proposed service, the independent accountant is required to provide detailed back-up documentation at the time of approval. The Audit Committee may delegate pre-approval authority to one or more of its members. Such a member must report any decisions to the Audit Committee at the next scheduled meeting.

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the “1934 Act Filings”) with the Securities and Exchange Commission (the “Commission”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1024, 450 Fifth Street, N.W., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

The following documents as filed with the Commission by the Company are incorporated herein by reference:

●	Our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed with the SEC on July 12, 2019

●	Our Quarterly Report on Form 10-Q for the quarters ended March 31, 2018, June 30, 2018 and September 30, 2018 as filed with the SEC on January 28, 2019;

●	Our Current Reports on Form 8-K filed with the SEC on June 20, 2018 as amended on December 21, 2018 and January 7, 2019 and filed on July 3, 2019, July 12, 2019.

By Order of the Board of Directors,

Mao Zhang Chairman of the Board of Directors

THANK YOU FOR YOUR ATTENTION TO THIS MATTER.

APPENDIX A

*090204*

BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov

Certificate of Amendment (PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1.     Name of corporation:

Smartheat, Inc.

2.    The articles have been amended as follows: (provide article numbers, if available)

The paragraph entitled FIRST has been deleted in its entirety and replaced with the following: “FIRST The name of the corporation is Lithium & Boron Technology, Inc.”

3.     The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:  91%

4.     Effective date and time of filing: (optional)                                    Date:                                                             Time:

                                                                                                                                 (must not be later than 90 days after the certificate is filed)

5.     Signature: (required)

X

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State Amend Profit-After Revised: 1-5-15